Exhibit 10(ii)



                                 March 25, 2003


Citibank, N.A., as
Administrative Agent
Attention: Mr. J. Nicholas McKee
Global Power
388 Greenwich Street, 21st Floor
New York, New York 10013

Dear Ladies and Gentlemen:

     We refer to the (364-Day) Credit Agreement, dated as of July 31, 2002, as amended (the "Credit Agreement"), among Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the "Borrower"), the lenders named therein and Citibank, N.A., as Administrative Agent (the "Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     Pursuant to Section 2.04(a) of the Credit Agreement, the Borrower hereby provides irrevocable notice to the Agent to ratably reduce the respective Commitments of the Lenders by an aggregate of $120,000,000. This permanent reduction of the total Commitments of the Lenders will become effective April 1, 2003.


                                          Very truly yours,

                                          CAROLINA POWER & LIGHT COMPANY
                                          d/b/a PROGRESS ENERGY CAROLINAS, INC.



                                          ------------------------------
                                                   Thomas R. Sullivan
                                                   Treasurer